UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2010


                          AMERICAN PARAMOUNT GOLD CORP.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-138148                 20-5243308
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

130 King St. West Suite 3670 Toronto, Ontario Canada               M5X 1A9
      (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code (416) 214-5640 ext. 222

                50 West Liberty Street, Suite 880, Reno, NV 89501
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 19, 2010, American Paramount Gold Corp. (the "Company", "we", "us") received a consent to act from J. Trevor Eyton. The Company increased the number of directors to four (4) and appointed Mr. Eyton as a member to the board of directors.

On August 30, 2010, Wayne Parsons resigned as secretary and treasurer of the Company. On September 29, 2010 Mr. Parsons resigned as president, chief financial officer and chief executive officer of the Company. Mr. Parsons' resignation was not the result of any disagreement with the Company regarding its operations, policies, practices or otherwise and he will remain as a member on the Company's board of directors.

On September 27, 2010 Peter Jenks and John Goodwin each resigned as director of the Company. Mr. Jenks' and Mr. Goodwin's resignations were not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.

To fill the vacancy created by the resignations of Mr. Parsons, Mr. Jenks and Mr. Goodwin, the Company appointed the following individuals:

     *    Hugh Aird as a director of the Company, effective August 30, 2010;

     * Hugh Aird as president and chief executive officer of the Company, effective September 29, 2010;

     * Ann Dumyn as secretary and treasurer of the Company, effective August 30, 2010;

     * Ann Dumyn as chief financial officer of the Company, effective September 29, 2010;

     * Dr. H. Neville Rhoden as director of the Company, effective August 30, 2010; and

     *    Leland Verner as director of the Company, effective August 30, 2010.

The Company increased the number of directors to five (5) and appointed Mr. Aird, Dr. Rhoden and Mr. Verner as members to the board of directors.

J. TREVOR EYTON - DIRECTOR

Over the years, Mr. Eyton has been a Director of a number of public and private companies. These include a number of communications companies in the 1970s, with financial and resource-based corporations subsequently dominating his attention. These include Noranda Inc. (1981-2005), Norcen Energy Resources (1986-1996) including a year as Chairman), Barrick Gold Corporation (1990-2000) and Royal Trust Company Ltd. (1983-1993). He also served as a Director of General Motors of Canada Ltd. (1987-2004) and of Coca-Cola Enterprises Inc. (1998-2007). Currently Mr. Eyton continues to serve as an officer and director of a number of public companies, including Ivernia Inc. (as Chairman and a director) since 2000, Brookfield Asset Management Inc. (as a director) since 1979 and Magna International Inc. (as a director) since 2010.

Appointed to the Senate of Canada in 1990, Mr. Eyton served on a number of committees during his 19 year tenure. Amongst these he was a member of the Standing Committee on Energy, the Environment and Natural Resources from 1999 to 2004; the Transport and Communications Committee from 2002-2009; the Banking, Trade and Commerce Committee from 2006-2009; and the Standing Joint Committee on Scrutiny of Regulations from 2006-2009, finishing as Co-Chair.

J. Trevor Eyton is both an Officer of the Order of Canada and Queen's Counsel for Ontario, as well as the recipient of honorary Doctors of Laws from both the University of Waterloo and the University of King's College at Dalhousie (where he served as Chancellor from 1996 to 2001). In 2000 he was awarded Mexico's Aguila Azteca or "Aztec Eagle" - the highest award given to foreigners by the government of Mexico.

Mr. Eyton resides in Caledon, Ontario.

HUGH AIRD - PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Since graduating from Harvard University, Mr. Aird has held numerous top level executive positions throughout the financial industry. From 1998 to 2002 he was the Managing Director at Berenson, Mineralla LTD, a firm providing M&A advisory services and from 1994 to 1998 he was Vice-Chairman of Merrill Lynch Canada. From 2002 to 2004, Mr. Aird was the President of DRIA Capital, a financial consulting firm. Since 2004, Mr. Hugh Aird has been the Vice-Chairman, North America, Business Development for Edelman Public Relations. Mr. Aird was appointed President of American Lithium Minerals, Inc. in 2009 and subsequently appointed a Director and Chair in 2010.

Mr. Aird resides in Toronto, Ontario.

ANN DUMYN - SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER

Since 2005 to present, Ms. Dumyn has been the chief financial officer and corporate secretary of Exploration Syndicate, Inc., a private mineral exploration company based in Caledon, Ontario, Canada. She is responsible for the functions of financial reporting, planning, practices, financial stability and liquidity as well as managed all corporate records and filings.

Since April of 2010, Ms. Dumyn has been the corporate director and a member of the audit committee of Kaskattama Inc., a renewable energy and mineral resources investment and development company based in Toronto, Ontario, Canada.

Since April of 2010, Ms. Dumyn has been the corporate secretary of American Lithium Minerals, Inc., a U.S. based mineral explorations company focused on the development of lithium and boron resources in Nevada. Her responsibilities include maintaining the company's books and records and filing of reports in accordance with the requirements of the Securities Exchange Commission.

Ms. Dumyn resides in Caledon, Ontario.

DR. H. NEVILLE RHODEN - DIRECTOR

Dr. Rhoden has experience in both exploration and mine development for base and precious metals. In his extensive career he has worked for Rio Tinto Minera (Spain) as exploration manager, South America regional manager for BP Minerals, and general manager for BP Minerals International in Mexico. Dr. Rhoden was Vice-President of Minerex Resources (US) and oversaw the development and operation of their open pit heap-leach mine in Nevada.

Dr. Rhoden has worked in many countries in North and South America as well as Africa and Asia, and visited many mines in Australia. As a consulting geologist he engaged in preparing resource evaluations, exploration programs, pre-feasibility studies and reports for stock exchanges. Dr. Rhoden's clients included Anglo American, Placer Dome, Newmont Overseas Exploration, Kazakhstan Minerals, Ecuadorian Minerals and others.

Dr. Rhoden was a founding Director of Exploration Syndicate, Inc. to August 2010 and served as Chair of the Board of Directors between July 2006 and November 2009.

Dr. Rhoden received a PhD (Mining Geology) at the Royal School of Mines, Imperial College, London UK. Dr. Rhoden is a certified member of the American Institution of Professional Geologists, and a member of the Society of Mining Engineers among other professional associations.

Dr. Rhoden resides in Reno, Nevada.

LELAND VERNER - DIRECTOR

Since 1982, Mr. Verner has been the president of Illyria Inc., an independent advisory firm based in Toronto responsible for the activities of the company. Illyria Inc. integrates business strategy into corporate and shareholder value for clients with an emphasis on industry intelligence, business model analysis and a singular focus on creating shareholder value from events and transactions.

Mr. Verner is also a director and chairman of Avante Security Corp. Mr. Verner was chairman and chief executive officer of Invesprint Corporation and chairman of Vincor International Inc., both Toronto Stock Exchange listed companies. Mr. Verner is a graduate of Ryerson Polytechnical Institute, Faculty of Business in 1968.

Mr. Verner resides in Toronto, Ontario.

Our board of directors now consists of Wayne Parsons, J. Trevor Eyton, Hugh Aird, Dr. H. Neville Rhoden and Leland Verner.

There have been no transactions between our company and Mr. Eyton, Mr. Aird, Ms. Dumyn, Dr. Rhoden and Mr. Verner since the company's last fiscal year which would be required to be reported herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.


/s/ Ann Dumyn
------------------------------
Ann Dumyn
Secretary/Treasurer/CFO

Date: October 12, 2010